PEAR TREE FUNDS

PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND

Ordinary Shares: QFFOX Institutional Shares: QEMAX R6 Shares: QFFRX

Supplement dated August 7, 2023

To

Summary Prospectus, Prospectus and Statement of Additional Information

dated August 1, 2023

At the request of Pear Tree Advisors, Inc. (the “Manager”), the investment manager to each of the separate series of Pear Tree Funds (the “Trust”), the Trustees (the “Trustees”) of the Trust have reviewed information relating to the Manager’s request to reorganize Pear Tree Axiom Emerging Markets World Equity Fund (the “Target Fund”) into Pear Tree Polaris International Opportunities Fund (the “Acquiring Fund”) in a transaction (the “Reorganization”) pursuant to a plan of reorganization (the “Plan”). Each of the Target Fund and the Acquiring Fund is a separate series of the Trust. Completion the Reorganization is subject to a number of conditions, including the receipt of approval by the shareholders of the Target Fund. No shareholder action, however, is necessary or being requested at this time.

Shareholders as of the record date (August 7, 2023) will receive a prospectus/proxy statement that contains important information about the Plan, the Reorganization and the Acquiring Fund, including comparative information with the Target Fund about investment strategies and risks, fees and expenses. The Plan generally provides for an exchange of shares of each issued and outstanding class of the Target Fund for shares of the corresponding class of the Acquiring Fund, which would then be distributed pro rata by the Target Fund to the holders of the shares of such class in complete liquidation of the Target Fund, and the Acquiring Fund’s assumption of all stated liabilities of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to their shares of the Target Fund held prior to the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. More detailed information about the Reorganization and the changes that will result from the Reorganization will be provided in a prospectus/proxy statement, which is expected to be sent to Target Fund shareholders in the coming weeks.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Target Fund’s prospectus.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Target Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganization. The prospectus/proxy statement also will be available for free on the SEC’s website (www.sec.gov).

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.